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                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture                   Distribution Date:            01/16/2001
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(i)     Amount of the distribution to principal of the Notes
                Class A Principal Payment                               0.00
                Class B Principal Payment                               0.00
                Class C Principal Payment                               0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Principal Payment                               0.00
                Class B Principal Payment                               0.00
                Class C Principal Payment                               0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
                Class A Note Interest Requirement               4,560,000.00
                Class B Note Interest Requirement                 392,222.22
                Class C Note Interest Requirement                 529,284.77
                        Total                                   5,481,507.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Note Interest Requirement                    6.08000
                Class B Note Interest Requirement                    6.27556
                Class C Note Interest Requirement                    6.58667

(iii)   Aggregate Outstanding Principal Balance of the Notes
                Class A Note Principal Balance                   750,000,000
                Class B Note Principal Balance                    62,500,000
                Class C Note Principal Balance                    80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account         8,928,570.00

(v)     Amount Owner Trust Spread Account Amount                8,928,570.00


                                             By:
                                                      --------------------------
                                             Name:    Patricia M. Garvey
                                             Title:   Vice President

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